Regions Financial 1st Quarter Earnings Conference Call April 19, 2011 ›Exhibit 99.3

Continued Progress

›
2 consecutive quarter of profitability
›
Credit related costs fell to lowest level in almost 2 years
›
Credit costs* negatively impacted EPS ($0.26) per share
›
Security gains positively impacted EPS $0.04 per share
›
Continued solid core business performance
›
Profitably gaining market share, growing customer base and expanding existing relationships
›
Improving productivity and efficiencies
($ in millions)
1Q10 4Q10 1Q11
Net Income (Loss) ($255) $36 $17
EPS ($0.21) $0.03 $0.01
Net Interest Margin 2.77% 3.00% 3.07%
Loan Loss Provision $770 $682 $482
Earnings
Highlights
*  Includes loan loss provision, HFS, other real estate expense and net loss / (gain) on HFS sales nd

Solid Core Performance

Credit Quality
Improves
› Net charge-offs declined $201MM or 29%
› Inflow of non-performing loans down 23% and delinquencies improved 2%
› Non-performing loans declined for the 4
th
consecutive quarter
› Criticized and classified loans continue to decline
Balance Sheet
Highlights
› 3rd consecutive quarter growth in commercial loans* up $936MM or 2.7%
› Average low cost deposits grew $1.0B or 1.4%
› Deposit costs improved another 5 bps
› Loan to deposit ratio of 84.4%
Business
Performance
Improvement
› Solid fee based revenue growth
› As of March 1, all of our checking accounts are fee eligible
› Delivering value to our customers with new and expanded products
› Full year 2011 expenses expected to be flat to 2010**
*Average Balances
** Excludes 2010 debt extinguishment losses

Improvement in Quality Loan Demand

62%
38%
Portfolio Mix
Consumer Services
› Loan production of $2.2 billion
› Growing consumer loans to
achieve a more balanced
portfolio
› Indirect auto lending
production increased from
$143 million in 4Q10 to $255
million in 1Q11
Business Services
› Loan production of $11.1 billion
› Strong middle-market
commercial loan production
virtually throughout our
footprint
› C&I line utilization rates
improved 140 bps linked
quarter
› Investor real estate as a % of
total loans* declined to 18.2%
from 23.1% a year ago
*Ending Balances

1Q11 Earnings Highlights

›
Improvement in adjusted PPNR versus prior year driven by increased revenues
›
Credit losses improved dramatically, thus loan loss provision declined 29%
linked quarter, and essentially matched charge offs
* See appendix for non-GAAP reconciliation
($ in millions, except EPS)
1Q10 4Q10 1Q11 $ % $ %
Net Interest Income $  831 $  877 $  863 $  (14) -2% $  32 4%
Adjusted Non-Interest Revenue* 734 795 764 (31) -4% 30 4%
Adjusted Non-Interest Expense* 1,168 1,211 1,167 44 4% 1 0%
Adjusted PPNR* 397 461 460 (1) 0% 63 16%
Loan Loss Provision 770 682 482 200 29% 288 37%
Net Income (Loss) Available to
Common Shareholders
(255) 36 17 (19) -53% 272 107%
EPS ($0.21) $0.03 $0.01 ($0.02) -67% $0.22 105%
VS. Prior QTR
Better / (Worse)
VS. Prior YR
Better / (Worse)

## NPL Inflow by Type

$ in billions
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.2
$0.8
$1.3
$0.9
$0.7
1Q10
2Q10
3Q10
4Q10
1Q11
Land/Condo/Single Family
Income Producing
Business and Community
Commercial

## Business Services Gross NPLs

Ending Balances
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
24%
36%
37%
38%
1Q10
2Q10
3Q10
4Q10
1Q11
Balances that are curent
Balances 30+ DPD

REGIONS

Non-Performing Loan Inflows Decline 5

Non-performing Assets
$ in billions
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$4.6
$0.3
$0.6
$3.7
$4.3
$0.3
$0.5
$3.5
$4.2
$0.3
$0.5
$3.4
$3.9
$0.3
$0.4
$3.2
$3.9
$0.4
$0.4
$3.1
1Q10
2Q10
3Q10
4Q10
1Q11
NPL
OREO & Repo
Held For Sale

Delinquencies
$ in millions
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,067
700
389
978
$1,811
612
419
780
$1,761
593
402
766
$1,636
585
410
641
$1,608
527
405
676
1Q10
2Q10
3Q10
4Q10
1Q11
30-59 Days
60-89 Days
90+ Days

Non-performing Loans Decline
› Non-performing loans, excluding loans held for sale, declined $73 million
› Non-performing assets relatively flat, reflecting an increase in loans held for sale
› Delinquencies continue to improve
› Business Services criticized and classified problem loans declined approximately $700 million

## Loan Charge-Offs

$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$700
$651
$759
$682
$481
$205
$186
$178
$169
$165
$110
$132
$233
$111
$106
$385
$333
$348
$402
$210
HFS (1)
1Q10
2Q10
3Q10
4Q10
1Q11
Business Services and HFS
Consumer

## Allowance & Coverage

$ in millions
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
100%
80%
60%
40%
20%
0%
$3,184
$3,185
$3,185
$3,185
$3,186
86%
92%
94%
101%
103%
1Q10
2Q10
3Q10
4Q10
1Q11
Allowance
ALL/NPL (2) (Coverage Ratio)

REGIONS

Substantial Decline in Net Charge-offs; Coverage Ratio remains strong (1) Loan charge-offs related to Sales and Transfer to Held for Sale (2) Excludes loans held for sale 7

Loan Balances* & Loan Yields
$ in millions
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
4.50%
4.45%
4.40%
4.35%
4.30%
4.25%
4.20%
4.15%
4.10%
4.05%
4.00%
$89,723
$87,266
$85,616
$84,108
$82,412
4.30%
4.30%
4.29%
4.34%
4.31%
1Q10
2Q10
3Q10
4Q10
1Q11
Avg. Loan Balance
Loan Yield

REGIONS

Loan Balances Reflect Commercial Growth offset by
Continued De-Risking Efforts in Investor Real Estate
›
Average Commercial and Industrial
loan balances increased $933MM
reflecting strength in our middle
market segment
›
C&I commitments increased $700
million or 2.7%
›
C&I line utilization increased 140
bps
›
Investor Real Estate declined $1.1
billion; down $5.6 billion year-over-
year on ending balances
› Loan yield negatively impacted by
maturing loan hedges, somewhat
offset by improved spreads on new
and existing loans

* Average Balances

Deposit Balances* & Deposit Costs
$ in millions
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
120 bps
100 bps
80 bps
60 bps
40 bps
20 bps
0 bps
$98,235
$98,052
$95,078
$94,642
$95,257
100 bps
79 bps
70 bps
64 bps
59 bps
29,779
26,933
25,161
23,369
22,971
68,456
71,119
69,917
71,273
72,286
1Q10
2Q10
3Q10
4Q10
1Q11
Avg. Deposit Balance
Time Deposits + Other
Deposit Cost

REGIONS |

Decline in Deposit Costs Driven by Changing Deposit
Mix
› Our improved deposit mix is
resulting in lower deposit
costs
› Low cost deposits as a % of
total deposits increased to
76% in 1Q11 from 70% in
1Q10
› Deposit costs declined 5
bps linked quarter; down 41
bps year-over-year

* Average Balances

## Net Income & Net Interest Margin

$900
$875
$850
$825
$800
$775
$750
$ in millions
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
3.07%
3.00%
2.96%
2.87%
2.77%
$839
$863
$876
$886
$872
1Q10
2Q10
3Q10
4Q10
1Q11
Net Interest Income (FTE)
Net Interest Margin

REGIONS

Net interest margin continued to improve
› Net interest margin climbed 7 bps
linked quarter; up 30 bps vs. 1Q10
› Repricing opportunities remain with
over $9.4 billion of CD’s maturing in
the next 9 months at an average rate
of 1.80%
› Slower pre-payments resulting in
lower premium amortization in the
investment portfolio positively
impacted NIM
› Net interest income negatively
impacted by lower earning asset
levels, investment portfolio
repositioning in 4Q10 and by fewer
number of business days
› Excess liquidity negatively impacted
margin 10 bps compared to 11 bps in
Q4

Adjusted Non-Interest Revenue*
$ in millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$734
$756
$748
$795
$764
143
137
131
142
165
67
63
66
51
45
236
254
257
312
267
288
302
294
290
287
1Q10
2Q10
3Q10
4Q10
1Q11
Service Charges on Deposit Accounts
Brokerage, Investment Banking and Capital Markets
Mortgage Income
Other

REGIONS

Non-Interest Revenues Remain Relatively Steady
› Adjusted non-interest
revenue* 4% higher versus
prior year
› Service charges declined
slightly due to pressure on
NSF/OD income; offset by
change in fee based
account structure
› Morgan Keegan’s revenues
down due to lower
investment banking revenue
in 1Q11
› Mortgage revenue down
due to linked quarter decline
in origination volume

* Non – GAAP; Refer to Appendix

## Credit Expenses as % of Adjusted Expenses*

7%
4%
10%
10%
7%
6%
9%
9%
6%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

## Headcount Trends

30,613
29,838
28,995
28,509
28,213
27,895
27,898
27,829
27,557
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

REGIONS

Focused Expense Management
› Adjusted non-interest
expenses* 4% lower
versus prior quarter and
flat versus prior year
› Credit-related expenses,
declined $34 million,
primarily driven by lower
other real estate expense
› Professional and legal fees
declined $11 million
› Headcount down over
3,000 positions in 2 years

* Non – GAAP; Refer to Appendix

## Capital Ratios

15.8%
16.4%
16.5%
15.6%
11.7%
12.4%
12.5%
11.1%
7.1%
7.9%
7.9%
7.5%
1Q10
4Q10
1Q11*
1Q11 Basel III**
Tier 1 Common
Tier 1
Total Risk Based Capital

Deposits $96.4
Loans $81.4

REGIONS

Capital Ratios Remain Strong;
Liquidity Profile Solid
*  Current Quarter ratios are estimated
** Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators.
› Well-positioned with respect to the Liquidity Coverage Ratio prescribed under Basel III
› Solid liquidity at both the bank and holding company
› Loan-to-deposit ratio of 84.4%

Favorable Liquidity Position

›Forward- Looking Statements
›This
presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-
looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Proposed rules, including those that are part of the Basel
III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts and hurricanes, and the effects of man-made disasters such as the Gulf of Mexico oil spill.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
›The
foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in
Regions’ Annual Report on Form 10-K for the year ended December 31, 2010, as on file with the Securities and Exchange Commission.
›The
words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Non-GAAP Reconciliation

1Q10 4Q10 1Q11
($ in millions)
Net interest income (GAAP) 831 $     877 $     863 $
Non-interest income (GAAP) 812        1,213     843
Adjustments:
Securities (gains) losses, net (59)         (333)       (82)
Leveraged lease termination gains (19)         (59)         -
Loss (gain) on sale of mortgage loans -             (26)         3
Adjusted non-interest income (non-GAAP) 734        795        764
Adjusted total revenue (non-GAAP) 1,565 $  1,672 $  1,627 $
Non-interest expense (GAAP) 1,230 $  1,266 $  1,167 $
Adjustments:
Loss on extinguishment of debt (53)         (55)         -
Securities impairment, net (1)           -             -
Branch consolidation costs (8)           -             -
Adjusted non-interest expense (non-GAAP) 1,168 $  1,211 $  1,167 $
Adjusted pre-tax pre-provision net revenue 397 $     461 $     460 $